                                                                  Exhibit 3(i)-6

                   NOTICE OF SPECIAL STOCKHOLDERS' MEETING.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF THE STOCKHOLDERS OF THE OMO MINES CORPORATION WILL BE HELD AT ROOM 402 EMPIRE STATE BUILDING, SPOKANE, WASHINGTON, ON SATURDAY, NOVEMBER 14, 1936, AT ONE O'CLOCK, P.M., FOR THE PURPOSE OF CONSIDERING AND ACTION UPON THE FOLLOWING MATTERS:

     TO APPROVE THE ACTION OF A MEETING OF THE BOARD OF DIRECTORS OF SAID CORPORATION DULY HELD AT ITS OFFICE IN THE CITY OF SPOKANE, WASH., ON THE 31ST DAY OF OCTOBER, 1936, AT WHICH A QUORUM FOR THE TRANSACTION OF BUSINESS WAS PRESENT, ON MOTION DULY MADE, SECONDED AND CARRIED BY UNANIMOUS VOTE, IT WAS RESOLVED THAT THE ARTICLES OF INCORPORATION OF SAID OMO MINES CORPORATION BE AMENDED AS FOLLOWS, TO WIT:

     1. THAT ARTICLE I, AS AMENDED, SHALL READ AS FOLLOWS: "THE NAME OF THIS CORPORATION SHALL BE

          "KASLO MINES CORPORATION."

     2.   THAT ARTICLE VI, AS AMENDED, SHALL READ AS FOLLOWS:

          "THAT THE CAPITAL STRUCTURE OF THIS CORPORATION CONSISTING OF 2,000,000 SHARES OF A PAR VALUE OF 5 CENTS PER SHARE BE CHANGED TO INCLUDE TWO CLASSES OF STOCK, AS FOLLOWS:

          CLASS A - 1,000,000 SHARES, NON-ASSESSABLE, WITH A PAR VALUE OF 3 CENTS EACH;

          CLASS B: - 1,000,000 SHARES, ASSESSABLE, WITH A PAR VALUE OF 7 CENTS EACH. BOTH CLASSES OF STOCK TO HAVE THE SAME VOTING RIGHTS AND TO PARTICIPATE ALIKE IN THE EARNINGS OF THE CORPORATION;

          THAT THE PRESENT SHAREHOLDERS OF THIS CORPORATION IN GOOD STANDING, SHALL BE GIVEN THE RIGHT TO EXCHANGE THEIR PRESENT HOLDINGS OF STOCK IN THIS CORPORATION, SHARE FOR SHARE, FOR CLASS A, NON-ASSESSABLE STOCK OF THIS CORPORATION WITHOUT ADDITIONAL COST, EXCEPT A CHARGE OF 50 CENTS PER CERTIFICATE, TOGETHER WITH THE REVENUE CHARGE AS REQUIRED BY LAW.

          THAT ASSESSMENTS MAY BE LEVIED ON CLASS B STOCK NOT TO EXCEED 3 MILLS PER SHARE, NOT OFTENER THAN ONE LEVY AT 90 DAY INTERVALS."

     3.   THAT THE ARTICLES OF THIS CORPORATION BE AMENDED OR ADDED TO AS
          FOLLOWS: "THAT THIS CORPORATION MAY BUY, SELL, HOLD, ASSIGN, TRANSFER, PLEDGE AND OTHERWISE DEAL IN AND DISPOSE OF STOCK, BONDS, DEBENTURES AND OTHER EVIDENCES OF INTEREST IN OTHER CORPORATIONS, AND WHILE THE HOLDER, TO EXERCISE ALL THE RIGHTS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT

          TO VOTE STOCK NOT OTHERWISE PROHIBITED BY LAW; MAY PURCHASE OR OTHERWISE ACQUIRE, HOLD, SELL, TRANSFER, REISSUE, MORTGAGE, PLEDGE OR HYPOTHECATE THE SHARES OF ITS OWN CAPITAL STOCK; BUT SUCH STOCK SO ACQUIRED AND HELD SHALL NOT BE ENTITLED TO A VOTE NOR TO RECEIVE DIVIDENDS FROM THE PROFITS OF THE CORPORATION."

     4.   THAT ARTICLE III, AS AMENDED, SHALL READ AS FOLLOWS:

          THE PLACE WHERE THE PRINCIPAL BUSINESS OF THIS CORPORATION SHALL BE TRANSACTED IS AT COEUR D'ALENE, KOOTENAI COUNTY, STATE OF IDAHO; PROVIDED THAT MEETINGS OF THE BOARD OF DIRECTORS MAY BE HELD FOR THE TRANSACTION OF ALL BUSINESS OF THE CORPORATION AT ITS OFFICE IN SPOKANE, WASHINGTON."

     5. THAT SECTION I AND ARTICLE VIII OF THE BY-LAWS OF THIS CORPORATION, AS AMENDED SHALL READ AS FOLLOWS:

          "REGULAR MEETINGS OF THE BOARD OF DIRECTORS OF THIS CORPORATION SHALL BE HELD ON TUESDAY OF EACH WEEK, UNLESS SUCH DAY FALLS ON A HOLIDAY, IN WHICH CASE, THE NEXT SUCCEEDING DAY THAT IS NOT A HOLIDAY SHALL BE THE TIME OF HOLDING SUCH MEETING AND NOTICE OF SUCH REGULAR MEETINGS OF DIRECTORS IS HEREBY WAIVED AND DISPENSED WITH."

     6.   THAT SECTION 2 OF ARTICLE VI, AS AMENDED, SHALL READ AS FOLLOWS:

          "THE TREASURER SHALL BE ENTITLED TO CHARGE AND COLLECT THE SUM OF 50 CENTS FOR EACH CERTIFICATE ISSUED IN MAKING ANY TRANSFER OF STOCK ON THE BOOKS OF THE CORPORATION, EXCEPT THE ORIGINAL ISSUE, AND ALL U.S. REVENUE AND ALL TAXES APPLYING TO THE TRANSFER OF STOCK CERTIFICATES, AND SHALL HAVE AUTHORITY TO REFUSE TO MAKE SUCH TRANSFER UNTIL SUCH FEES ARE PAID.

          H.G. LOOP                              E.I. FISHER
          PRESIDENT                              SECRETARY

                           J.D. CHICKERING
                           E.D. THOMPSON
                           JOHN T. DIRSTINE
                           A.C. BECKER
                                   Directors

                                STATE OF IDAHO
                                    [SEAL]
                              DEPARTMENT OF STATE

                         CERTIFICATES OF AMENDMENT OF
                           ARTICLES OF INCORPORATION

     I, FRANKLIN GIRARD, Secretary of State of the State of Idaho, and legal custodian of the corporation records of the State of Idaho, do hereby certify that the OMO MINES CORPORATION a corporation organized and existing under and by virtue of the laws of the State of Idaho, filed in this office on the Nineteenth day of November 1936, original articles of amendment, as provided by Sections 20=146, 83=1, 16, and 20-147, Idaho code annotated, stated naming Coeur
D'Alene, Koctenal County is principal place of business in Idaho, with provision that Board of Directors may meet in the company office in Spokane, Washington; increasing the number of directors from three (3) to seven (7); enlarging powers and purposes, reclassifying capital stock into 1,000,000 shares non-accessible, with a par value of (ILLEGIBLE) each, 1,000,000 shares resellable with a par value of 7 cents each; and changing the corporate (ILLEGIBLE) KASLO MINES CORPORATION and that the said articles of amendment contain the statement of facts required by law, and are recorded in Book A.30 of Record of Domestic Corporations of the State of Idaho.

     I THEREFORE FURTHER CERTIFY, That the principal place of business is Couer d'Alene, Koctenal (ILLEGIBLE) in the State of Idaho the number of directors has been changed from three (3) to seven (7); per ______ enlarging powers and purposes; the capital stock reclassified into 1,000,000 shares with _____value of 3 cents each. _____ 1,000,000 shares _____________, with a par value of 7 cents each; and the corporate name is changed to KASLO MINES CORPORATION.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State. Done at Boise City, the Capital of Idaho, this 13th day of November, in the year of our Lord one thousand nine hundred thirty-six, and of the Independence of the United States of America the One Hundred sixty-first.

                                                Secretary of State,

                           CERTIFICATE OF AMENDMENT

                         TO ARTICLES OF INCORPORATION.

KNOW ALL MEN BY THESE PRESENTS:

     THAT WE, THE UNDERSIGNED PRESIDENT AND SECRETARY RESPECTIVELY OF THE OMO MINES CORPORATION, DO HEREBY CERTIFY AS FOLLOWS:

     THAT THE OMO MINES CORPORATION IS A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF THE LAWS OF THE STATE OF IDAHO; THAT THE ARTICLES OF INCORPORATION OF SAID CORPORATION WERE FILED IN THE OFFICE OF THE SECRETARY OF STATE ON THE NINETEENTH DAY OF JANUARY, 1926; THAT AMENDED ARTICLES OF INCORPORATION WERE FILED IN THE OFFICE OF THE SECRETARY OF STATE ON THE FIFTEENTH DAY OF FEBRUARY, 1926;

     THAT A SPECIAL MEETING OF THE BOARD OF DIRECTORS OF SAID OMO MINES CORPORATION WAS DULY HELD ON THE 31ST DAY OF OCTOBER, 1936, AT TEN O'CLOCK A.M. ON SAID DATE AT THE OFFICE AND PRINCIPAL PLACE OF BUSINESS OF SAID CORPORATION, TO-WIT, AT 402 EMPIRE STATE BUILDING, IN THE CITY OF SPOKANE, WASHINGTON, AT WHICH SAID MEETING A QUORUM OF SAID BOARD OF DIRECTORS WAS PRESENT; THAT AT SAID MEETING RESOLUTIONS WERE PROPOSED, VOTED UPON AND ADOPTED BY UNANIMOUS VOTE OF ALL OF SAID DIRECTORS PRESENT, AMENDING AND SUPPLEMENTING THE ARTICLES OF SAID CORPORATION; THAT THE FOLLOWING IS A FULL, TRUE AND CORRECT COPY OF THE RESOLUTION OF SAID BOARD OF DIRECTORS AMENDING AND SUPPLEMENTING THE ARTICLES OF SAID CORPORATION:

     BE IT RESOLVED, THAT THE ARTICLES OF THIS CORPORATION BE AMENDED AND SUPPLEMENTED BY AMENDING ARTICLES I, III, V, AND VI, SO THEY SHALL, AS AMENDED AND SUPPLEMENTED, READ AS FOLLOWS:

ARTICLE I, AS AMENDED,

     "THE NAME OF THIS CORPORATION SHALL BE KASLO MINES CORPORATION."

ARTICLE III, AS AMENDED,

     "THE PLACE WHERE THE PRINCIPAL BUSINESS OF THIS CORPORATION SHALL BE TRANSACTED IS AT COEUR D'ALENE, KOOTENAI COUNTY, STATE OF IDAHO; PROVIDED THAT MEETINGS OF THE BOARD OF DIRECTORS MAY BE HELD FOR THE TRANSACTION OF ALL BUSINESS OF THE CORPORATION AT ITS OFFICE IN SPOKANE, WASHINGTON."

ARTICLE V, AS AMENDED,

     "THE BUSINESS AND PRUDENTIAL AFFAIRS OF THIS CORPORATION SHALL BE MANAGED BY A BOARD OF SEVEN DIRECTORS WHO SHALL BE ELECTED AT THE ANNUAL MEETING OF ITS STOCKHOLDERS, AND WHO SHALL, IF THEY SO ELECT, APPOINT AN EXECUTIVE COMMITTEE OF THREE TO MANAGE THE AFFAIRS OF THE CORPORATION."

ARTICLE VI, AS AMENDED,

     "THE CAPITAL STRUCTURE OF THIS CORPORATION CONSISTING OF 2,000,000 SHARES OF A PAR VALUE OF FIVE CENTS PER SHARE SHALL BE CHANGED TO INCLUDE TWO CLASSES OF STOCK, AS FOLLOWS: CLASS A-1,000,000 SHARES, NON-ASSESSABLE, WITH A PAR VALUE OF 3 CENTS EACH.
     CLASS B-1,000,000 SHARES, ASSESSABLE, WITH A PAR VALUE OF 7 CENTS EACH; BOTH CLASSES OF STOCK TO HAVE THE SAME VOTING RIGHTS AND TO PARTICIPATE ALIKE IN THE EARNINGS OF THE CORPORATION; AND, IN CASE OF LIQUIDATION, SALE OR DISPOSAL OF THE PROPERTY OR STOCK, SHALL SHARE EQUALLY IN THE ASSETS OF THE CORPORATION;

     THAT THE PRESENT SHAREHOLDERS OF THIS CORPORATION IN GOOD STANDING SHALL BE GIVEN THE RIGHT TO EXCHANGE THEIR PRESENT HOLDINGS OF STOCK IN THIS CORPORATION, SHARE FOR SHARE, FOR CLASS A, NON-ASSESSABLE STOCK OF THIS CORPORATION WITHOUT ADDITIONAL COST, EXCEPT A CHARGE OF 50 CENTS FOR EACH CERTIFICATE ISSUED, TOGETHER WITH THE REVENUE CHARGE AS REQUIRED BY LAW;

     THAT ASSESSMENTS MAY BE LEVIED ON CLASS B STOCK NOT TO EXCEED THREE MILLS PER SHARE, NOT OFTENER THAN ONE LEVY AT NINETY DAY INTERVALS."

     THAT THE ARTICLES OF THIS CORPORATION BE AMENDED AND SUPPLEMENTED AS
     FOLLOWS:

          "THAT THIS CORPORATION MAY BUY, SELL, HOLD, ASSIGN, TRANSFER, PLEDGE AND OTHERWISE DEAL IN AND DISPOSE OF STOCK, BONDS, DEBENTURES AND OTHER EVIDENCES OF INTEREST IN OTHER CORPORATIONS, AND WHILE THE HOLDER, TO EXERCISE ALL THE RIGHTS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE STOCK NOT OTHERWISE PROHIBITED BY LAW. MAY PURCHASE OR OTHERWISE ACQUIRE, HOLD, SELL, TRANSFER, REISSUE, MORTGAGE, PLEDGE OR HYPOTHECATE THE SHARES OF ITS OWN CAPITAL STOCK; BUT SUCH STOCK SO ACQUIRED AND HELD SHALL NOT BE ENTITLED TO VOTE NOR TO RECEIVE DIVIDENDS FROM THE PROFITS OF THE CORPORATION:

     BE IT FURTHER RESOLVED:

          THAT THE PROPER OFFICERS OF THE CORPORATION BE, AND THEY ARE, HERBY AUTHORIZED TO FILE SUCH PAPERS AND PERFORM SUCH OTHER ACTS AS MAY BE NECESSARY TO CARRY SAID RESOLUTION INTO EFFECT."

     THAT, THEREAFTER, A SPECIAL MEETING OF THE SHAREHOLDERS OF SAID CORPORATION WAS DULY AND LEGALLY NOTICED AND HELD AT THE OFFICE AND PRINCIPAL PLACE OF BUSINESS OF SAID CORPORATION, TO WITH; AT 402 EMPIRE STATE BUILDING, IN THE CITY OF SPOKANE, STATE OF WASHINGTON, ON THE 14TH DAY OF NOVEMBER, 1936, AT ONE O'CLOCK P.M. FOR THE PURPOSE OF CONSIDERING AND ACTING UPON THE PROPOSITION OF AMENDING AND SUPPLEMENTING SAID ARTICLES OF INCORPORATION; THAT AT THE TIME OF SAID MEETING THE TOTAL NUMBER OF SHARES OF STOCK IN SAID CORPORATION ENTITLED TO VOTE WAS 950,252 SHARES; THAT AT SAID MEETING A RESOLUTION APPROVING THE ACTION OF THE BOARD OF DIRECTORS AMENDING AND SUPPLEMENTING SAID ARTICLES OF INCORPORATION WAS REGULARLY PROPOSED, VOTED UPON AND ADOPTED BY THE SHAREHOLDERS OWNING MORE THAN SEVENTY-FIVE (75) PERCENT OF THE VOTING POWER BY SAID CORPORATION, BEING ALL THE STOCKHOLDERS PRESENT IN PERSON AND BY PROXY AND ENTITLED TO VOTE;

THAT IS TO SAY HOLDING 720,485 SHARES OF STOCK IN SAID CORPORATION OUT OF 950,252 SHARES ENTITLED TO VOTE AT THE TIME SAID RESOLUTION WAS ADOPTED;

     THAT THE FOLLOWING IS A TRUE AND CORRECT COPY OF THE RESOLUTION OF SAID SHAREHOLDERS APPROVING THE ACTION OF THE BOARD OF DIRECTORS IN AMENDING AND SUPPLEMENTING SAID ARTICLES OF INCORPORATION;

     WHEREAS, THE BOARD OF DIRECTORS OF THIS CORPORATION AT A SPECIAL MEETING HELD AT 402 EMPIRE STATE BUILDING IN THE CITY OF SPOKANE, WASHINGTON, ON THE 31ST DAY OF OCTOBER, 1936, AT TEN O'CLOCK A.M. ON SAID DATE, CALLED FOR THE PURPOSE OF AMENDING AND SUPPLEMENTING THE ARTICLES OF INCORPORATION AND BY-LAWS OF SAID CORPORATION, PASSED RESOLUTIONS AMENDING SAID ARTICLES OF INCORPORATION AND BY-LAWS,

     NOW THEREFORE, BE IT

     RESOLVED, THAT THE ACTION OF THE BOARD OF DIRECTORS AMENDING AND SUPPLEMENTING THE ARTICLES OF INCORPORATION AND BY-LAWS OF SAID CORPORATION BE, AND THE SAME IS HEREBY APPROVED, ALSO BE IT

     FURTHER RESOLVED, THAT THE ARTICLES OF THIS CORPORATION BE AMENDED AND SUPPLEMENTED BY AMENDING ARTICLES I, III, V AND VI, SO THEY SHALL, AS AMENDED AND SUPPLEMENTED, READ AS FOLLOWS:

     ARTICLE I, AS AMENDED,

          "THE NAME OF THIS CORPORATION SHALL BE KASLO MINES CORPORATION."

     ARTICLE III, AS AMENDED,

          THE PLACE WHERE THE PRINCIPAL BUSINESS OF THIS CORPORATION SHALL BE TRANSACTED IS AT COEUR D'ALENE, KOOTENAI COUNTY, STATE OF IDAHO; PROVIDED THAT MEETINGS OF THE BOARD OF DIRECTORS MAY BE HELD FOR THE TRANSACTION OF ALL BUSINESS OF THE CORPORATION AT ITS OFFICE IN SPOKANE, WASHINGTON.

     ARTICLE V, AS AMENDED,

          "THE BUSINESS AND PRUDENTIAL AFFAIRS OF THIS CORPORATION SHALL BE MANAGED BY A BOARD OF SEVEN DIRECTORS WHO SHALL BE ELECTED AT THE ANNUAL MEETING OF ITS STOCKHOLDERS, AND WHO SHALL, IF

          THEY SO ELECT, APPOINT AN EXECUTIVE COMMITTEE OF THREE TO MANAGE AFFAIRS OF THE CORPORATION.

     ARTICLE VI, AS AMENDED,

          "THE CAPITAL STRUCTURE OF THIS CORPORATION CONSISTING OF 2,000,000 SHARES OF A PAR VALUE OF FIVE CENTS PER SHARE SHALL BE CHANGED TO INCLUDE TWO CLASSES OF STOCK, AS FOLLOWS:

          CLASS A - 1,000,000 SHARES, NONASSEABLE, WITH A PAR VALUE OF 3 (CENTS) EACH;

          CLASS B - 1,000,000 SHARES, ASSESSABLE, WITH A PAR VALUE OF 7 (CENTS) EACH;

          BOTH CLASSES OF STOCK TO HAVE THE SAME VOTING RIGHTS AND TO PARTICIPATE ALIKE IN THE EARNINGS OF THE CORPORATION; AND, IN CASE OF LIQUIDATION, SALE OF DISPOSAL OF THE PROPERTY OR STOCK, SHALL SHARE EQUALLY IN THE ASSETS OF THE CORPORATION;

          THAT THE PRESENT SHAREHOLDERS OF THIS CORPORATION IN GOOD STANDING SHALL BE GIVEN THE RIGHT TO EXCHANGE THEIR PRESENT HOLDINGS OF STOCK IN THIS CORPORATION, SHARE FOR SHARE, FOR CLASS A, NON-ASSESSABLE STOCK OF THIS CORPORATION WITHOUT ADDITIONAL COST, EXCEPT A CHARGE OF 50(CENTS) FOR EACH CERTIFICATE ISSUED, TOGETHER WITH THE REVENUE CHARGE AS REQUIRED BY LAW;

          THAT ASSESSMENTS MAY BE LEVIED ON CLASS B STOCK NOT TO EXCEED THREE MILLS PER SHARE, NOT OFTENER THAN ONE LEVY AT NINETY DAY INTERVALS."

     THAT THE ARTICLES OF THIS CORPORATION BE AMENDED AND SUPPLEMENTED AS
     FOLLOWS:

          "THAT THIS CORPORATION MAY BUY, SELL, HOLD, ASSIGN, TRANSFER, PLEDGE AND OTHERWISE DEAL IN AND DISPOSE OF STOCK, BONDS, DEBENTURES AND OTHER EVIDENCES OF INTEREST IN OTHER CORPORATIONS, AND WHILE THE HOLDER, TO EXERCISE ALL THE RIGHTS AND PRIVLEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE STOCK NOT OTHERWISE PROHIBITED BY LAW. MAY REPURCHASE OR OTHERWISE ACQUIRE, HOLD, SELL, TRANSFER, REISSUE, MORTGAGE, PLEDGE OR HYPOTHECATE THE SHARES OF ITS OWN CAPITAL STOCK; BUT SUCH STOCK SO ACQUIRED AND HELD SHALL NOT BE ENTITLED TO VOTE NOR TO RECEIVE DIVIDENDS FROM THE PROFITS OF THE CORPORATION;

     BE IT FURTHER RESOLVED: THAT THE PROPER OFFICERS OF THE CORPORATION BE, AND THEY ARE, HEREBY AUTHORIZED TO FILE SUCH PAPERS AND PERFORM SUCH OTHER ACTS AS MAY BE NECESSARY TO CARRY SAID RESOLUTION INTO EFFECT."

     IN WITNESS WHEREOF, WE, THE SAID PRESIDENT AND SAID SECRETARY, HAVE HEREUNTO SET OUR HANDS THIS SEVENTEENTH DAY OF NOVEMBER, 1936.

                                                           [ILLEGIBLE]
                                                 -------------------------------
                                                            PRESIDENT

                                                           [ILLEGIBLE]
                                                 -------------------------------
                                                            SECRETARY


STATE OF WASHINGTON   )
                      )  ss
COUNTY OF SPOKANE     )

      H. G. LOOP AND E. I. FISHER, EACH BEING DULY SWORN, DEPOSES AND SAYS, EACH FOR HIMSELF, OR HERSELF, AND NOT FOR THE OTHER, THAT THEY ARE PRESIDENT AND SECRETARY, RESPECTIVELY, OF THE OMO MINES CORPORATION; THAT THE FOREGOING CERTIFICATE OF AMENDMENTS AND SUPPLEMENT CONTAINS A TRUE AND CORRECT STATEMENT OF THE TRUE AND CORRECT ACTION TAKEN AT THE DIRECTORS' MEETING, AND AT THE STOCKHOLDERS' MEETING MENTIONED AND DESCRIBED IN SAID CERTIFICATE.


                                                           [ILLEGIBLE]
                                                 -------------------------------
                                                            PRESIDENT

                                                           [ILLEGIBLE]
                                                 -------------------------------
                                                            SECRETARY


     SUBSCRIBED AND SWORN TO BEFORE ME, THIS THE 17TH DAY OF NOVEMBER, 1936.

                                                           [ILLEGIBLE]
                                                 -------------------------------
                                                 NOTARY PUBLIC FOR WASHINGTON.
                                                 RESIDING AT SPOKANE, WASHINGTON